                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2001, except for note 14 as to which the date is April 2, 2001, relating to PeoplePC Inc.'s financial statements, which appears in PeoplePC Inc.'s Annual Report on Form 10-K405 for the year ended December 31, 2000.

                                                  /s/ PRICEWATERHOUSECOOPERS LLP
San Francisco, California

February 20, 2002